Exhibit 32.0

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fox Chase Bancorp, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                        The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company as of and for the period covered by the Report.

By:	/s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer March 28, 2016

By:	/s/ Roger S. Deacon
Roger S. Deacon
Chief Financial Officer March 28, 2016